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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934


                                  July 24, 2003
                                  -------------
                        (Date of earliest event reported)


                         PARKVALE FINANCIAL CORPORATION
                         ------------------------------
                          (Exact name of Registrant as
                            Specified in its Charter)


Pennsylvania                 000-17411                   25-1556590
------------                 ---------                   ----------
(State or Other             (Commission                  (IRS Employer
Jurisdiction of             File Number)                 Identification No.)
Incorporation)

         4220 William Penn Highway
         Monroeville, Pennsylvania                          15146
         -------------------------                          -----
 (Address of Principal Executive Offices)                 (Zip Code)


                         Registrant's telephone number,
                       including area code:(412) 373-7200

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Item 5.  Other Events
         ------------

Attached as Exhibit 99.1 is an earnings release for the year ended June 30, 2003. The Company reported net income for the fiscal year ended June 30, 2003 of $10.5 million or $1.86 per diluted share compared to net income of $10.4 million or $1.81 per diluted share for the year ended June 30, 2002.

Item 7(c).  Exhibits

99.1     Press Release of Parkvale Financial Corporation dated July 24, 2003.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2003                    Parkvale Financial Corporation
(Registrant)

                                 By: /s/ Robert J. McCarthy, Jr.
                                     ---------------------------
                                 Robert J. McCarthy, Jr.
                                 President and Chief Executive Officer



                                 /s/ Timothy G. Rubritz
                                 ----------------------
                                 Timothy G. Rubritz
                                 Vice President and Chief Financial Officer